UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21464

Name of Fund:  BlackRock Floating Rate Income Strategies Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
         Officer, BlackRock Floating Rate Income Strategies Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/28/07

Date of reporting period: 03/01/06 - 08/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Floating Rate
Income Strategies Fund II, Inc.


SEMI-ANNUAL REPORT   AUGUST 31, 2006


(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



BlackRock Floating Rate Income Strategies Fund II, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of BlackRock Floating Rate Income Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Floating Rate Income Strategies Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!



BlackRock Floating Rate Income Strategies Fund II, Inc.


The Benefits and Risks of Leveraging


BlackRock Floating Rate Income Strategies Fund II, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price.
If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRB



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



A Discussion With Your Fund's Portfolio Manager


We continued to seek above-average yields and capital appreciation potential, although the Fund's total return was hindered somewhat relative to its benchmark by individual security selection.


Describe market conditions during the past six months.

During the six-month period ended August 31, 2006, the performance of the bank loan market benefited from the rising London InterBank Offered Rate (LIBOR), decreasing spreads and increasing demand for bank loans on the part of collateralized loan obligations (CLOs), which kept prices close to par value. Investors earned total returns consisting mainly of interest payments, as there were only marginal price changes. The three-month LIBOR rose approximately 57 basis points (0.57%) to 5.40% during the period. Leveraged loans, in which the Fund may invest up to 80% of its assets, returned +3.25% for the six-month period, as measured by the Credit Suisse Leveraged Loan Index. High yield bonds, in which the Fund may invest up to 20% of its assets, returned +3.45% for the period, as measured by the Credit Suisse High Yield Index.

Standard and Poor's Leveraged Commentary & Data (LCD) reported a default rate of 1.36% based on the number of loans at the end of August 2006, below the historical average of 3.56%.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2006, the Common Stock of Floating Rate Income Strategies Fund II, Inc. had net annualized yields of 6.96% and 7.65%, based on a period-end per share net asset value of $19.23 and a per share market price of $17.51, respectively, and $0.675 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +2.96%, based on a change in per share net asset value from $19.39 to $19.23, and assuming reinvestment of all distributions. The Fund's unmanaged benchmark, which is comprised 80% of the Credit Suisse Leveraged Loan Index and 20% of the Credit Suisse High Yield Index, posted a total return of +3.29% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What factors most influenced Fund performance?

Individual security selection hindered the Fund's relative performance during the period. Among the notable detractors were our holdings in the bonds and floating rate notes of MagnaChip Semiconductor, SA of South Korea. The securities' value fell significantly amid the company's weak sales and earnings for the first half of 2006. Other detractors were Quantum Corporation and Majestic Star Casino. The price of a bond issued by data storage firm Quantum declined after the company reported two quarters of negative earnings surprises. Our investment in a fixed rate bond of Majestic Star Casino had a negative effect on Fund performance as the company experienced heavy competition in the Chicago area, where it derives the majority of its revenue.

Conversely, Fund results benefited from the strong performance of a bond of Terremark Worldwide Inc., which provides secure network and value-added telecommunications services. The company completed its build-out of a network access point based in Miami, and the number of users exceeded expectations. Our position in a credit of Medis Technologies Ltd., which develops fuel cell technology, also had a positive effect. The company began shipping its 24/7 fuel cell power packs to customers and is anticipating a full roll-out in the winter and early spring of 2007. In addition, the performance of our holdings in a bond and loans of Reliant Energy, Inc., an independent electric power producer, enhanced Fund returns. The likelihood of a strategic transaction by Reliant in the next year increased significantly, and the company is anticipating further reductions of emissions credit expenses in the future.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



What changes were made to the portfolio during the period?

We continued our efforts to maintain a portfolio that is well diversified both by industry and company. The Fund's floating rate/fixed rate ratio averaged around 85%/15%. The floating rate securities are based on a spread over LIBOR while the fixed rate securities are based mainly on the 10-year U.S. Treasury note. With the three-month LIBOR hovering around 5.40% versus a 10-year Treasury yield of 4.75% (as of mid September 2006), we see little reason to push closer to the Fund's 20% fixed rate allocation limit.

During the period, we purchased approximately $86.6 million in par amount (face value) and experienced $38.2 million in repayments from issuers. In addition, we sold roughly $45.6 million in assets.

The portfolio's leverage position averaged roughly 23% for the period. We intend to make fuller use of the Fund's leverage lines going forward. (For a discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At the end of the period, the portfolio was composed of 138 issuers spread among 27 industries. The Fund was underweight versus its composite benchmark in securities rated Ba or better, Caa or below and unrated credits, and had an overweight position in B-rated securities.

The Federal Reserve Board (the Fed) left the federal funds rate unchanged at 5.25% at its August meeting, following 17 consecutive quarter-point rate hikes since June 2004. It is uncertain if this pause in the Fed's rate tightening campaign will continue. Whether the federal funds rate is increased or even reduced will rely to a great extent on inflation data. A question facing investors is whether the slightly inverted yield curve (in which short-term securities carry higher yields than longer-term issues) will resume its normal slope and, if so, whether it will occur because of rising long-term interest rates, declining short-term rates, or a combination of the two. As most of the portfolio's assets are invested in floating rate securities, declining short-term rates would result in a lower yield. Conversely, rising long-term rates would have a minimal effect on Fund performance, whereas funds investing only in high yield bonds would see their principal erode.

We continue to see solid inflows to the leveraged loan market in the form of CLOs, which hold nearly two-thirds of all leveraged loans. The robust demand for these securities has spilled over to the high yield bond market. Historically, there have been discrete boundaries between the two markets. The lines have become blurred as we have seen high yield bond deals migrate to the leveraged loan market as optimistically titled "second lien loans," keeping high yield bond spreads tighter than they otherwise would be. Overall, however, liquidity is key when it comes to the ability of companies to refinance. Therefore, given the consensus outlook for continued economic growth in the 2% - 3% range and the fact that we have experienced moderate setbacks in the high yield market that have helped maintain credit discipline, we expect to see a benign default rate environment going forward.


Kevin Booth
Portfolio Manager


September 15, 2006


We are pleased to announce that Kevin J. Booth and Mark J. Williams are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Booth was named Portfolio Manager effective August 7, 2006. Mr. Booth has been a Managing Director of BlackRock, Inc. since 2006. He had been a Managing Director (Global Fixed Income) with Merrill Lynch Investment Managers (MLIM) in 2006 and previously was a Director of MLIM from 1998 to 2005 and Vice President thereof from 1991 to 1998. Mr. Williams joined Mr. Booth as Portfolio Manager effective October 2, 2006. He is a Managing Director and portfolio manager/loan originator with BlackRock. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Proxy Results


During the six-month period ended August 31, 2006, BlackRock Floating Rate Income Strategies Fund II, Inc.'s shareholders voted on the following proposals. Proposals 1, 2 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.          6,895,492               483,433
                                                Ronald W. Forbes             6,895,404               483,521
                                                Cynthia A. Montgomery        6,893,939               484,986
                                                Jean Margo Reid              6,895,539               483,386
                                                Roscoe S. Suddarth           6,890,882               488,043
                                                Richard R. West              6,894,264               484,661
                                                Edward D. Zinbarg            6,892,375               486,550


                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
2. To approve a new investment advisory agreement.                    4,958,108       214,694        294,751

3. To approve a contingent subadvisory agreement.                     4,954,828       219,002        293,723



Portfolio Information as of August 31, 2006



                                                   Percent of
Ten Largest Holdings                               Net Assets

Intelsat Corp. Term Loan B, 8.008%
   due 1/03/2014                                       3.9%
Calpine Generating Co., LLC Term Loan,
   11.15% due 3/12/2010                                3.4
Majestic Star Casino LLC, 9.50%
   due 10/15/2010                                      3.1
Charter Communications, Inc. Term Loan B,
   8.125% due 4/28/2013                                3.0
Century Cable Holdings LLC Discretionary Term
   Loan, 10.25% due 12/31/2009                         2.9
Graham Packaging Co. LP Term Loan B, 7.563% -
   7.875% due 10/07/2011                               2.8
Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
   7.229% due 4/30/2011                                2.7
Aquila, Inc. Term Loan, 11.08% due 9/14/2009           2.5
Resorts International First Lien Term Loan, 9.50%
   due 4/26/2012                                       2.5
True Temper Sports, Inc. Term Loan B, 8.03% -
   10.25% due 3/15/2011                                2.4



                                                   Percent of
Five Largest Industries                            Net Assets

Utility                                               21.8%
Cable--U.S.                                           18.2
Gaming                                                15.2
Automotive                                             6.9
Aerospace & Defense                                    6.2

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                   Percent of
                                                     Total
Quality Ratings by S&P/Moody's                    Investments

BBB/Baa                                                0.4%
BB/Ba                                                 24.5
B/B                                                   62.5
CCC/Caa                                                6.1
NR (Not Rated)                                         6.4
Other*                                                 0.1

 * Includes portfolio holdings in common stocks and short-term investments.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Schedule of Investments

        Face
      Amount   Floating Rate Loan Interests**                             Value

Aerospace & Defense--6.1%

  $1,592,000   IAP Worldwide Services, Inc. First Lien Term Loan,
                8.50% due 12/30/2012                             $    1,601,619
   1,538,542   K&F Industries, Inc. Term Loan, 7.33% - 7.40%
                due 11/18/2012                                        1,542,388
   4,000,000   MRO Acquisitions Corp. Second Lien Term Loan,
                10.65% due 8/15/2011                                  4,035,000
   1,188,000   Mid-Western Aircraft Systems, Inc. Term Loan B,
                7.748% due 12/31/2011                                 1,195,277
   1,923,077   Standard Aero Holdings Term Loan, 7.58% -
                7.68% due 8/24/2012                                   1,924,279
               Vought Aircraft Industries, Inc.:
   1,656,282      Term Loan, 8% due 12/22/2011                        1,666,117
     320,000      Tranche B Line of Credit Deposit, 7.83%
                  due 12/22/2010                                        323,000
                                                                 --------------
                                                                     12,287,680

Airlines--0.9%

   1,000,000   Delta Air Lines Debtor in Possession Term Loan B,
                10.023% due 3/16/2008                                 1,013,214
               United Air Lines:
      93,281      Delay Draw Term Loan, 8.58%
                  due 2/01/2012                                          94,680
     652,969      Term Loan B, 9.25% due 2/01/2012                      662,763
                                                                 --------------
                                                                      1,770,657

Automotive--5.0%

   1,000,000   Delphi Corp. Debtor in Possession Term Loan B,
                8.125% due 10/08/2007                                 1,010,625
     997,500   GPX International Tire Corp. Term Loan B, 7.83%
                due 4/06/2012                                         1,002,488
   1,500,000   JL French Corp. First Lien Term Loan, 8.50%
                due 6/30/2011                                         1,497,500
   5,273,094   Metaldyne Corp. Term Loan D, 10%
                due 12/31/2009                                        5,332,046
   1,250,000   Visteon Corp. Term Loan B, 8.61%
                due 6/13/2013                                         1,250,000
                                                                 --------------
                                                                     10,092,659

Broadcasting--4.0%

   1,985,000   Entravision Communications Term Loan B, 7.01%
                due 3/29/2013                                         1,986,862
   1,736,875   NextMedia Group, Inc. First Lien Term Loan,
                7.33% - 7.406% due 11/15/2012                         1,731,447
   1,750,000   Paxson Communications Corp. First Lien Term
                Loan, 8.757% due 1/15/2012                            1,778,438
   2,474,937   Spanish Broadcasting System, Inc. Tranche 2
                First Lien Term Loan B, 7.25% due 6/10/2012           2,476,484
                                                                 --------------
                                                                      7,973,231

Cable--U.S.--17.0%

   3,000,000   Adelphia Communications Corp. Term Loan B,
                10.25% due 6/30/2009                                  2,921,250
   1,960,000   Bragg Communications Term Loan B, 7.33%
                due 8/31/2011                                         1,964,900
               Cebridge Connections:
   1,000,000      Second Lien Term Loan, 9.989%
                  due 5/05/2014                                         970,000
   1,293,103      Term Loan B, 7.74% due 11/06/2013                   1,285,598
   6,000,000   Century Cable Holdings LLC, Discretionary Term
                Loan, 10.25% due 12/31/2009                           5,816,250
   6,000,000   Charter Communications, Inc. Term Loan B,
                8.125% due 4/28/2013                                  6,022,086



        Face
      Amount   Floating Rate Loan Interests**                             Value

Cable--U.S. (concluded)

  $2,000,000   Hilton Head Communications UCA Term Loan
                B, 9.50% due 3/31/2008                           $    1,927,916
   7,880,000   Intelsat Corp. Term Loan B, 8.008%
                due 1/03/2014                                         7,941,566
   2,452,500   Mediacom Broadband Group Tranche A Term
                Loan, 6.50% - 6.62% due 3/31/2010                     2,410,349
   3,160,000   Mediacom LLC Term Loan C, 7.002% - 7.37%
                due 1/31/2015                                         3,150,972
                                                                 --------------
                                                                     34,410,887

Chemicals--3.3%

   4,678,750   Rockwood Specialties Group, Inc. Tranche D Term
                Loan, 7.485% due 7/30/2012                            4,706,532
   2,000,000   Wellman, Inc. Second Lien Term Loan, 12.239%
                due 2/10/2010                                         1,955,000
                                                                 --------------
                                                                      6,661,532

Consumer--Durables--0.9%

   1,740,440   Simmons Co. Tranche B Term Loan, 7.375% -
                9.50% due 12/19/2011                                  1,752,677

Consumer--Non-Durables--1.0%

     756,000   Camelbak Products LLC First Lien Term Loan,
                9.41% - 9.46% due 8/04/2011                             740,880
   1,205,930   Culligan International Co. Term Loan, 7.33%
                due 9/30/2011                                         1,207,815
                                                                 --------------
                                                                      1,948,695

Diversified Media--3.6%

   5,486,250   Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
                7.229% due 4/08/2012                                  5,473,061
   1,807,828   RH Donnelley, Inc. Term Loan D-2, 6.73% -
                7.01% due 6/30/2011                                   1,798,082
                                                                 --------------
                                                                      7,271,143

Energy--Exploration & Production--0.7%

   1,000,000   Helix Energy Solutions Term Loan B, 7.346% -
                7.64%  due 7/01/2013                                  1,001,160
     498,750   MEG Energy Corp. Term Loan B, 7.50%
                due 4/03/2013                                           499,863
                                                                 --------------
                                                                      1,501,023

Energy--Other--1.0%

     888,889   Alon USA Inc. Term Loan B, 7.906%
                due 6/22/2013                                           899,444
     995,000   Key Energy Services, Inc. Term Loan B, 8.90% -
                9.23% due 6/30/2012                                   1,000,597
     125,993   Markwest Energy Operating Co. LLC Term
                Loan B, 7.656% due 12/29/2010                           126,308
                                                                 --------------
                                                                      2,026,349

Food & Tobacco--1.4%

     937,250   Commonwealth Brands Term Loan, 7.75%
                due 12/22/2012                                          944,045
               Dole Food Co., Inc.:
     139,535      Letter of Credit, 7.438% due 4/12/2013                137,684
     313,169      Term Loan B, 5.37% - 9% due 4/12/2013                 309,015
   1,043,895      Term Loan C, 7.375% - 9% due 4/12/2013              1,030,049
     500,000   QCE LLC First Lien Term Loan, 7.75%
                due 5/05/2013                                           499,427
                                                                 --------------
                                                                      2,920,220



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Schedule of Investments (continued)

        Face
      Amount   Floating Rate Loan Interests**                             Value

Gaming--8.0%

  $1,975,000   Herbst Gaming, Inc. Term Loan, 7.11% - 7.499%
                due 1/31/2011                                    $    1,978,703
   2,936,364   MGM Mirage Revolving Credit, 6.284% - 7.05%
                due 4/01/2012                                         2,856,224
     884,348   Mississippi Band of Choctaw Indians Term Loan,
                7.749% due 11/04/2011                                   884,901
   4,982,191   Resorts International First Lien Term Loan, 9.50%
                due 4/26/2012                                         5,018,935
     990,000   Trump Entertainment Resorts Holdings LP Term
                Loan B-1, 7.92% - 8.03% due 5/20/2012                   997,735
               Venetian Casino Resort LLC:
   1,000,000      Delay Draw Term Loan, 7.25%
                  due 6/15/2011                                       1,000,078
   2,400,000      Term Loan B, 7.25% due 6/15/2011                    2,400,187
   1,000,000   Venetian Macau U.S. Finance Co. Term Loan B,
                8.20% due 5/25/2013                                   1,005,000
                                                                 --------------
                                                                     16,141,763

Health Care--1.8%

   1,965,000   Community Health Systems, Inc. Term Loan,
                7.08% - 7.15% due 8/19/2011                           1,966,535
     682,200   Duloxetine Royalty Term Loan, 10.007%
                due 10/18/2013                                          685,611
     959,459   Gentiva Health Services, Inc. Term Loan B,
                7.37% - 7.89% due 3/31/2013                             961,858
                                                                 --------------
                                                                      3,614,004

Housing--4.7%

   2,388,571   Associated Materials, Inc. Term Loan, 7.58% -
                8.13% due 8/29/2010                                   2,393,798
   2,920,211   Headwaters, Inc. Term Loan B-1, 7.33% - 7.50%
                due 4/30/2011                                         2,936,637
      77,895   LIONS Gables Realty Term Loan B, 7.12%
                due 9/30/2006                                            77,984
   2,159,232   Lake at Las Vegas Joint Venture First Lien Term
                Loan, 8.17% - 8.249% due 2/01/2010                    2,162,894
     498,750   Mattamy Group Term Loan B, 7.688%
                due 4/11/2013                                           499,997
   1,470,000   Nortek, Inc. Term Loan, 7.36% due 8/27/2011            1,466,554
                                                                 --------------
                                                                      9,537,864

Information Technology--1.3%

   1,316,700   Activant Solutions Term Loan B, 7.438% -
                7.50% due 5/02/2013                                   1,300,241
   1,297,500   Fidelity National Information Solutions, Inc.
                Term Loan B, 7.08% due 3/08/2013                      1,302,414
                                                                 --------------
                                                                      2,602,655

Leisure--3.4%

   1,995,000   24 Hour Fitness Term Loan B, 7.70% - 7.99%
                due 6/08/2012                                         2,011,209
   4,800,424   True Temper Sports, Inc. Term Loan B, 8.03% -
                10.25% due 3/15/2011                                  4,824,427
                                                                 --------------
                                                                      6,835,636

Manufacturing--4.1%

   1,242,020   Amsted Industries, Inc. Term Loan B, 7.27% -
                7.50% due 4/05/2013                                   1,242,020
   1,392,452   Blount, Inc. US Term Loan B, 7.152% - 7.258%
                due 8/09/2010                                         1,404,636
   1,405,327   GenTek, Inc. First Lien Term Loan, 7.58% -
                7.76% due 2/28/2011                                   1,413,232



        Face
      Amount   Floating Rate Loan Interests**                             Value

Manufacturing (concluded)

  $1,975,000   Metokote Corp. Second Lien Term Loan, 8.58% -
                8.74% due 11/27/2011                             $    1,981,172
   2,273,559   Mueller Group LLC Term Loan B, 7.11% -
                7.868% due 10/03/2012                                 2,290,813
                                                                 --------------
                                                                      8,331,873

Packaging--4.3%

   1,921,182   Anchor Glass Container Corp. Term Loan B,
                7.65% - 7.749% due 5/03/2013                          1,925,985
     964,843   Berry Plastics Corp. Term Loan, 7.08%
                due 12/02/2011                                          965,043
   5,722,975   Graham Packaging Co. LP Term Loan B,
                7.563% - 7.875% due 10/07/2011                        5,744,436
                                                                 --------------
                                                                      8,635,464

Paper--2.1%

     705,702   Boise Cascade Holdings LLC Tranche D Term
                Loan, 7.094% - 7.25% due 10/28/2011                     709,110
               Georgia Pacific Corp.:
     995,000      First Lien Term Loan B, 7.30% - 7.50%
                  due 12/20/2012                                        997,004
   1,000,000      Second Lien Term Loan C, 8.30%
                  due 12/23/2013                                      1,010,208
               Smurfit-Stone Container Corp.:
     990,843      Term Loan B, 7.50% - 7.688%
                  due 11/01/2011                                        997,377
     463,529      Term Loan C, 7.50% - 7.688%
                  due 11/01/2011                                        466,586
                                                                 --------------
                                                                      4,180,285

Retail--1.2%

   1,352,997   General Nutrition Centers, Inc. Tranche B Term
                Loan, 8.08% - 8.15% due 12/05/2009                    1,362,722
     949,367   Neiman Marcus Group, Inc. Term Loan,
                7.77% due 4/06/2013                                     958,109
                                                                 --------------
                                                                      2,320,831

Service--4.1%

               EnergySolutions:
      12,579      Letter of Credit, 7.58% due 6/07/2013                  12,669
     266,667      Term Loan B, 7.65% - 7.77% due 6/07/2013              268,583
     120,755      Term Loan C, 7.65% - 7.77% due 6/07/2013              121,623
     995,081   RGIS Inventory Specialists First Lien Term Loan,
                7.999% due 12/31/2012                                   994,770
               United Rentals, Inc.:
   2,445,038      Term Loan, 7.33% due 2/14/2011                      2,452,461
      99,261      Tranche B Credit Linked Deposit, 4.86%
                  due 2/14/2011                                          99,563
   2,000,000   Vanguard Car Rental Term Loan B, 8.319%
                due 6/14/2013                                         2,004,750
               Wastequip, Inc.:
     888,630      First Lien Term Loan, 7.749% due 7/15/2011            890,852
     500,000      Second Lien Term Loan, 10.999%
                  due 7/15/2012                                         502,500
     936,265   Weight Watchers International, Inc. First
                Lien Term Loan, 7.575% - 7.748%
                due 12/16/2010                                          941,824
                                                                 --------------
                                                                      8,289,595



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Schedule of Investments (continued)

        Face
      Amount   Floating Rate Loan Interests**                             Value

Telecommunications--3.2%

  $1,500,000   Alaska Communications Systems Holdings, Inc.
                Term Loan, 7.25% due 2/01/2012                   $    1,497,563
   1,975,000   Intelsat Ltd. Term Loan B, 7.758%
                due 7/03/2013                                         1,986,520
   3,000,000   SBA Senior Finance Term Loan, 7.33%
                due 1/27/2007                                         3,008,439
                                                                 --------------
                                                                      6,492,522

Utility--18.6%

   5,000,000   Aquila, Inc. Term Loan, 11.08% due 9/14/2009           5,112,500
   1,500,000   Calpine Corp. Second Lein Debtor in Possession,
                9.499% due 12/20/2007                                 1,521,874
               Calpine Generating Co. LLC:
   2,000,000      First Lien Term Loan, 9.08% due 4/01/2009           2,054,444
   6,500,000      Term Loan, 11.08% due 4/01/2010                     6,830,414
               Covanta Energy Corp.:
     314,815      Delay Draw Term Loan, 7.749%
                  due 6/30/2012                                         314,815
   1,873,171      First Lien Letter of Credit, 5.46%
                  due 6/24/2012                                       1,887,609
   1,342,317      First Lien Term Loan, 7.58% - 7.71%
                  due 5/26/2013                                       1,352,664
   1,105,000      Second Lien Term Loan, 10.96%
                  due 6/24/2013                                       1,129,862
   1,960,150   KGen LLC Tranche A Term Loan, 8.124%
                due 8/05/2011                                         1,967,501
               LSP General Finance Co. LLC:
   1,749,028      First Lien Term Loan, 7.08% - 7.249%
                  due 5/04/2013                                       1,746,112
     500,000      Term Loan, 8.999% due 5/04/2014                       505,834
   1,463,298   LSP Kendall Energy Term Loan B, 7.499%
                due 10/07/2013                                        1,453,238
   1,734,802   Primary Energy Finance LLC Term Loan, 7.33%
                due 8/24/2012                                         1,742,392
     234,676   Reliant Energy, Inc. Term Loan, 7.705%
                due 4/30/2010                                           235,006
   4,252,251   Riverside Energy Center Term Loan, 9.735%
                due 6/24/2011                                         4,369,188
               Rocky Mountain Energy Center LLC:
     339,834      Credit Linked Deposit, 5.39% due 6/24/2011            345,429
   2,937,820      Term Loan, 9.735% due 6/24/2011                     3,022,360
               Wolf Hollow I LP:
     485,604      First Lien Term Loan, 7.749% due 6/22/2012            488,032
     400,000      Letter of Credit, 7.576% due 6/22/2012                402,000
     100,000      Revolving Credit, 7.576% due 6/22/2012                101,250
   1,000,000      Second Lien Term Loan, 9.937%
                  due 12/22/2012                                      1,005,000
                                                                 --------------
                                                                     37,587,524

               Total Floating Rate Loan Interests
               (Cost--$204,023,418)--101.7%                         205,186,769



               Corporate Bonds

Aerospace & Defense--0.1%

     250,000   Alliant Techsystems, Inc., 6.75% due 4/01/2016           243,125

Airlines--1.0%

   2,000,000   American Airlines Inc. Class C, 7.80%
                due 4/01/2008                                         2,000,000



        Face
      Amount   Corporate Bonds                                            Value

Automotive--1.9%

  $  250,000   AutoNation, Inc., 7.507% due 4/15/2013 (a)(b)     $      251,250
   3,500,000   Ford Motor Credit Co., 9.957% due 4/15/2012 (b)        3,700,060
                                                                 --------------
                                                                      3,951,310

Cable--U.S.--1.2%

   2,000,000   Charter Communications Holdings II LLC,
                10.25% due 9/15/2010                                  2,025,000
     450,000   Quebecor Media, Inc., 7.75% due 3/15/2016                445,500
                                                                 --------------
                                                                      2,470,500

Chemicals--1.0%

   1,646,000   GEO Specialty Chemicals, Inc., 13.981%
                due 12/31/2009 (b)                                    1,357,950
     625,000   Nova Chemicals Corp., 8.405%
                due 11/15/2013 (b)                                      638,281
                                                                 --------------
                                                                      1,996,231

Diversified Media--0.1%

     250,000   Quebecor World Capital Corp., 8.75%
                due 3/15/2016 (a)                                       235,000

Energy--Exploration & Production--0.1%

     250,000   Pogo Producing Co., 7.875% due 5/01/2013 (a)             255,000

Energy--Other--1.2%

     250,000   MarkWest Energy Partners LP, 8.50%
                due 7/15/2016 (a)                                       253,125
   2,000,000   Ocean RIG ASA, 9.481% due 4/04/2011 (b)                1,985,000
     250,000   PHI, Inc., 7.125% due 4/15/2013 (a)                      238,125
                                                                 --------------
                                                                      2,476,250

Food & Tobacco--1.1%

     250,000   AmeriQual Group LLC, 9.50% due 4/01/2012 (a)             255,000
   2,000,000   Landry's Restaurants, Inc. Series B, 7.50%
                due 12/15/2014                                        1,890,000
                                                                 --------------
                                                                      2,145,000

Gaming--7.2%

     650,000   Galaxy Entertainment Finance Co. Ltd., 10.42%
                due 12/15/2010 (a)(b)                                   680,875
   1,000,000   Isle of Capri Casinos, Inc., 7% due 3/01/2014            950,000
     275,000   Jacobs Entertainment Co., 9.75%
                due 6/15/2014 (a)                                       274,656
   2,000,000   Little Traverse Bay Bands of Odawa Indians,
                10.25% due 2/15/2014 (a)                              1,990,000
     325,000   MTR Gaming Group, Inc., 9% due 6/01/2012 (a)             327,437
   6,000,000   Majestic Star Casino LLC, 9.50%
                due 10/15/2010                                        6,172,500
   1,000,000   Pinnacle Entertainment, Inc., 8.25%
                due 3/15/2012                                         1,005,000
   3,000,000   Poster Financial Group, Inc., 8.75%
                due 12/01/2011                                        3,135,000
                                                                 --------------
                                                                     14,535,468

Health Care--0.7%

     375,000   Angiotech Pharmaceuticals, Inc., 7.75%
                due 4/01/2014 (a)                                       365,625
   1,000,000   US Oncology Holdings, Inc., 10.32%
                due 3/15/2015 (b)                                     1,015,000
                                                                 --------------
                                                                      1,380,625



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Schedule of Investments (concluded)

        Face
      Amount   Corporate Bonds                                            Value

Information Technology--3.1%

  $  950,000   Cypress Semiconductor Corp., 1.25%
                due 6/15/2008 (c)                                $    1,123,375
   4,000,000   MagnaChip Semiconductor SA, 8.579%
                due 12/15/2011 (b)                                    3,420,000
   2,000,000   Quantum Corp., 4.375% due 8/01/2010 (c)                1,735,000
                                                                 --------------
                                                                      6,278,375

Manufacturing--1.6%

   3,000,000   International Rectifier Corp., 4.25%
                due 7/15/2007 (c)                                     2,958,750
     318,000   Invensys Plc, 9.875% due 3/15/2011 (a)                   343,440
                                                                 --------------
                                                                      3,302,190

Packaging--0.8%

   1,575,000   Packaging Dynamics Finance Corp., 10%
                due 5/01/2016 (a)                                     1,575,000

Paper--3.5%

   2,000,000   Abitibi-Consolidated, Inc., 8.829%
                due 6/15/2011 (b)                                     1,970,000
   2,000,000   Bowater, Inc., 8.329% due 3/15/2010 (b)                2,020,000
   3,000,000   Verso Paper Holdings LLC, 9.235%
                due 8/01/2014 (a)(b)                                  3,022,500
                                                                 --------------
                                                                      7,012,500

Retail--1.1%

   2,000,000   Neiman Marcus Group, Inc., 9%
                due 10/15/2015                                        2,125,000

Telecommunications--0.4%

     800,000   Qwest Corp., 8.579% due 6/15/2013 (b)                    861,000

Utility--3.2%

   1,325,000   Edison Mission Energy, 7.50%
                due 6/15/2013 (a)                                     1,325,000
     250,000   El Paso Performance-Linked Trust, 7.75%
                due 7/15/2011 (a)                                       254,687



        Face
      Amount   Corporate Bonds                                            Value

Utility (concluded)

  $2,000,000   NRG Energy, Inc., 7.25% due 2/01/2014             $    1,975,000
   3,000,000   Reliant Energy, Inc., 6.75% due 12/15/2014             2,827,500
                                                                 --------------
                                                                      6,382,187

Wireless Communications--0.2%

     325,000   Dobson Communications Corp., 9.757%
                due 10/15/2012 (b)                                      329,062

               Total Corporate Bonds
               (Cost--$59,646,810)--29.5%                            59,553,823



      Shares
        Held   Common Stocks

Chemicals--0.0%

      10,731   GEO Specialty Chemicals, Inc. (d)                         21,464

Manufacturing--0.1%

      13,052   Medis Technologies Ltd. (d)                              261,452

               Total Common Stocks
               (Cost--$378,541)--0.1%                                   282,916



  Beneficial
    Interest   Short-Term Securities

  $  112,096   Merrill Lynch Liquidity Series, LLC
                Cash Sweep Series I, 5.11% (e)(f)                       112,096

               Total Short-Term Securities
               (Cost--$112,096)--0.1%                                   112,096

Total Investments (Cost--$264,160,865*)--131.4%                     265,135,604
Liabilities in Excess of Other Assets--(31.4%)                     (63,309,498)
                                                                 --------------
Net Assets--100.0%                                               $  201,826,106
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   264,160,865
                                                    ===============
    Gross unrealized appreciation                   $     2,466,699
    Gross unrealized depreciation                       (1,491,960)
                                                    ---------------
    Net unrealized appreciation                     $       974,739
                                                    ===============

 ** Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more major European Banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate security.

(c) Convertible security.

(d) Non-income producing security.

(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $(49,771)       $19,900


(f) Represents the current yield as of August 31, 2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

    See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006


Statement of Assets, Liabilities and Capital

As of August 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$264,048,769)                           $   265,023,508
       Investments in affiliated securities, at value (identified cost--$112,096)                                         112,096
       Cash                                                                                                             1,845,435
       Receivables:
           Interest                                                                            $     3,426,058
           Principal paydowns                                                                          120,198
           Commitment fees                                                                              17,823          3,564,079
                                                                                               ---------------
       Prepaid expenses                                                                                                     4,527
                                                                                                                  ---------------
       Total assets                                                                                                   270,549,645
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                           68,000,000
       Unfunded loan commitment                                                                                           247,485
       Payables:
           Dividends to shareholders                                                                   246,238
           Investment adviser                                                                          136,299
           Interest on loans                                                                            72,387
           Other affiliates                                                                              1,665            456,589
                                                                                               ---------------
       Accrued expenses                                                                                                    19,465
                                                                                                                  ---------------
       Total liabilities                                                                                               68,723,539
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   201,826,106
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized
       (10,496,930 shares issued and outstanding)                                                                 $     1,049,693
       Paid-in capital in excess of par                                                                               199,119,933
       Undistributed investment income--net                                                    $     3,084,198
       Accumulated realized capital losses--net                                                    (2,256,029)
       Unrealized appreciation--net                                                                    828,311
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  1,656,480
                                                                                                                  ---------------
       Total capital--Equivalent to $19.23 net asset value per share of Common Stock
       (market price--$17.51)                                                                                     $   201,826,106
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006


Statement of Operations

For the Six Months Ended August 31, 2006
Investment Income

       Interest (including $19,900 from affiliates)                                                               $    10,927,946
       Facility and other fees                                                                                            123,100
                                                                                                                  ---------------
       Total income                                                                                                    11,051,046
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     1,630,372
       Investment advisory fees                                                                        995,998
       Borrowing costs                                                                                  62,609
       Accounting services                                                                              46,178
       Professional fees                                                                                38,979
       Directors' fees and expenses                                                                     22,072
       Transfer agent fees                                                                              18,214
       Printing and shareholder reports                                                                 17,170
       Listing fees                                                                                      8,337
       Custodian fees                                                                                    8,314
       Pricing services                                                                                  5,381
       Other                                                                                             9,471
                                                                                               ---------------
       Total expenses                                                                                                   2,863,095
                                                                                                                  ---------------
       Investment income--net                                                                                           8,187,951
                                                                                                                  ---------------

Realized & Unrealized Loss--Net

       Realized loss on investments--net                                                                                (301,500)
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (2,659,893)
           Unfunded corporate loans--net                                                               (3,423)        (2,663,316)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (2,964,816)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     5,223,135
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006


Statements of Changes in Net Assets
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                   August 31,       February 28,
Increase (Decrease) in Net Assets:                                                                     2006             2006
Operations

       Investment income--net                                                                  $     8,187,951    $    14,008,010
       Realized loss--net                                                                            (301,500)        (1,954,529)
       Change in unrealized appreciation/depreciation--net                                         (2,663,316)        (1,368,145)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,223,135         10,685,336
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                      (6,954,206)       (13,283,655)
       Realized gain--net                                                                                   --        (1,099,532)
                                                                                               ---------------    ---------------
       Net decrease from dividends and distributions to shareholders                               (6,954,206)       (14,383,187)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (1,731,071)        (3,697,851)
       Beginning of period                                                                         203,557,177        207,255,028
                                                                                               ---------------    ---------------
       End of period*                                                                          $   201,826,106    $   203,557,177
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     3,084,198    $     1,850,453
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006


Statement of Cash Flows

For the Six Months Ended August 31, 2006
Cash Used for Operating Activities

       Net increase in net assets resulting from operations                                                       $     5,223,135
       Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
           Increase in receivables                                                                                      (494,566)
           Decrease in other liabilities                                                                                 (40,474)
           Realized and unrealized loss--net                                                                            2,964,816
           Amortization of premium and discount                                                                         (137,318)
       Proceeds from sales and paydowns of long-term securities                                                        82,799,924
       Other investment related transactions                                                                             (13,007)
       Purchases of long-term securities                                                                             (90,980,241)
       Proceeds from sales of short-term investments                                                                       49,771
                                                                                                                  ---------------
       Cash used for operating activities                                                                               (627,960)
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                   90,600,000
       Cash payments on borrowings                                                                                   (84,000,000)
       Dividends paid to shareholders                                                                                 (6,998,714)
                                                                                                                  ---------------
       Cash used for financing activities                                                                               (398,714)
                                                                                                                  ---------------

Cash

       Net decrease in cash                                                                                           (1,026,674)
       Cash at beginning of period                                                                                      2,872,109
                                                                                                                  ---------------
       Cash at end of period                                                                                      $     1,845,435
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     1,590,356
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006


Financial Highlights

                                                                                  For the Six      For the       For the Period
                                                                                  Months Ended    Year Ended   July 30, 2004++ to
The following per share data and ratios have been derived                          August 31,    February 28,     February 28,
from information provided in the financial statements.                                2006           2006             2005
Per Share Operating Performance

       Net asset value, beginning of period                                        $      19.39     $      19.74     $      19.10
                                                                                   ------------     ------------     ------------
       Investment income--net***                                                            .78             1.33              .58
       Realized and unrealized gain (loss)--net                                           (.28)            (.31)              .57
                                                                                   ------------     ------------     ------------
       Total from investment operations                                                     .50             1.02             1.15
                                                                                   ------------     ------------     ------------
       Less dividends and distributions from:
          Investment income--net                                                          (.66)           (1.27)            (.47)
          Realized gain--net                                                                 --            (.10)            (.01)
                                                                                   ------------     ------------     ------------
       Total dividends and distributions                                                  (.66)           (1.37)            (.48)
                                                                                   ------------     ------------     ------------
       Offering costs resulting from the issuance of Common Stock                            --               --            (.03)
                                                                                   ------------     ------------     ------------
       Net asset value, end of period                                              $      19.23     $      19.39     $      19.74
                                                                                   ============     ============     ============
       Market price per share, end of period                                       $      17.51     $      17.76     $      19.44
                                                                                   ============     ============     ============

Total Investment Return**

       Based on net asset value per share                                              2.96%+++            6.07%         5.97%+++
                                                                                   ============     ============     ============
       Based on market price per share                                                 2.35%+++          (1.35%)        (.34%)+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

       Expenses, net of waiver and excluding interest expense                            1.21%*            1.25%            .92%*
                                                                                   ============     ============     ============
       Expenses, net of waiver                                                           2.80%*            2.46%           1.30%*
                                                                                   ============     ============     ============
       Expenses                                                                          2.80%*            2.46%           1.48%*
                                                                                   ============     ============     ============
       Investment income--net                                                            8.01%*            6.88%           5.11%*
                                                                                   ============     ============     ============

Leverage

       Amount of borrowings, end of period (in thousands)                          $     68,000     $     61,400     $     60,300
                                                                                   ============     ============     ============
       Average amount of borrowings outstanding during the period (in thousands)   $     60,666     $     63,725     $     29,072
                                                                                   ============     ============     ============
       Average amount of borrowings outstanding per share during the period***     $       5.78     $       6.07     $       2.80
                                                                                   ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                                    $    201,826     $    203,557     $    207,255
                                                                                   ============     ============     ============
       Portfolio turnover                                                                31.63%           72.49%           29.68%
                                                                                   ============     ============     ============

         * Annualized.

        ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Floating Rate Income Strategies Fund II, Inc. was renamed BlackRock Floating Rate Income Strategies Fund II, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol FRB.

(a) Corporate debt obligations--The Fund invests principally in floating rate obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. As of October 2, 2006, floating rate loan interests will be valued at the mean between the last available bid prices. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, Fund Asset Management, L.P. ("FAM") will value the floating rate loan at fair value, which is intended to approximate market value.

Debt securities are traded primarily in over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Notes to Financial Statements (continued)


The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by FAM using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Notes to Financial Statements (continued)


(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

For the six months ended August 31, 2006, the Fund reimbursed FAM $2,052 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Notes to Financial Statements (concluded)


On August 15, 2006, shareholders of the Fund approved a new Investment
Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the Manager pays the Sub-Adviser, for services it provides, a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the six months ended August 31, 2006, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLIM, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended August 31, 2006 were $86,012,059 and $82,890,306, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


5. Short-Term Borrowings:
On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $100,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.33% and the average borrowing was approximately $60,666,000 for the six months ended August 31, 2006.


6. Unfunded Corporate Loans:
As of August 31, 2006, the Fund had unfunded loan commitments of approximately $14,341,000 which would be extended at the option of the borrower pursuant to the following loan agreements:


                                                         (in Thousands)

                                            Unfunded
Borrower                                  Commitment              Value

Alon U.S.A. Inc.                              $  111             $  112
Aquila, Inc.                                  $3,000             $2,985
Calpine Corp.                                 $1,500             $1,485
LSP General Finance Co. LLC                   $   71             $   71
MGM Mirage Revolving Line
  of Credit                                   $2,064             $2,007
MEG Energy Corp.                              $  500             $  499
Spanish Broadcasting System, Inc.             $2,500             $2,431
Trump Entertainment Delay Draw                $  990             $  998
Trump Entertainment Resorts
  Holdings LP                                 $2,000             $1,940
Venetian Macau U.S. Finance Co.               $  500             $  500
Vought Aircraft Industries, Inc.              $1,000             $  960
Wastequip, Inc.                               $  105             $  106


7. Capital Loss Carryforward:
On February 28, 2006, the Fund had a net capital loss carryforward of $467,774, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.120834 per share on September 29, 2006 to shareholders of record on September 15, 2006.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Disclosure of Investment Advisory Agreement


The Board of Directors met in August 2006 to consider approval of the Fund's investment advisory agreement with Fund Asset Management, L.P. ("FAM"), the Fund's investment adviser at the time.


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director, whose only association with FAM or other Merrill Lynch affiliates was as a director of the Fund and as a trustee or director of certain other funds advised by FAM or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

The Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the investment advisory agreement, the Board requests and receives materials specifically relating to the investment advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other retail, retail closed-end and retail offshore funds and an institutional client under similar investment mandates. The Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's investment advisory agreement with FAM (the "FAM Investment Advisory Agreement") in August 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by FAM, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on FAM's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the investment adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that according to Lipper's ranking of all closed-end leveraged loan participation funds, the Fund's performance after fees and expenses ranked in the second quintile for the one-year period ended May 31, 2006. The Board also considered the Fund's performance based on annualized total return and annualized yield and noted that the Fund's total return and yield each were in the second quintile for the one-year period ended May 31, 2006. The Board concluded that the Fund's performance supported the continuation of the FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the investment adviser responsible for investment operations and the senior management of the investment adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the investment adviser's investment staff, its use of technology, and the investment adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the investment adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager. It was noted that Mr. Patel, the Fund's portfolio manager, has more than fifteen years' experience in portfolio management. The Board considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by FAM to retail, retail closed-end and retail offshore funds and an institutional client with similar investment mandates. It was noted that the fees charged to the other funds of FAM with similar investment mandates were equal to or higher than those being charged to the Fund. The Board also noted that the fees charged by FAM to the institutional client were less than the fees being charged to the Fund but determined that FAM provided less extensive services to institutional clients. The Board noted that the Fund's contractual and actual management fee rates were slightly lower than the median fees charged by comparable funds, as determined by Lipper, while the Fund's total expense ratio was slightly higher than the median total expense ratios of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment adviser and its affiliates. As part of its analysis, the Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing FAM Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in August 2005, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were:
(a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund, including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.         AUGUST 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - As of October 2, 2006

           (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund as of October 2, 2006. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

           Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

           Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

           (a)(2) As of October 2, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Kevin J. Booth                   7                 5                1           0                 2                 0
                      $ 3,203,073,532   $ 2,357,557,822   $   25,390,431    $      0   $   587,029,626   $             0

   Mark Williams                    9                17                7           0                10                 4
                      $ 4,346,795,560   $ 6,368,469,951   $1,222,718,181    $      0   $ 2,908,136,350   $ 1,030,000,000

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 2, 2006:

With respect to Mr. Williams, the following compensation structure applies:

BlackRock Portfolio Manager Compensation

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

           Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

           Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

           Long-Term Retention and Incentive Plan ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

           Deferred Compensation Program--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

           Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

           Incentive Savings Plans--The PNC Financial Services Group, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan ("ESPP") and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

           Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Mr. Williams, such benchmarks will include the CSFB Leveraged Loan Index.

           The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities.   As of October 2, 2006,
                  Mr. Williams does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Floating Rate Income Strategies Fund II, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund II, Inc.


Date: October 19, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund II, Inc.


Date: October 19, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Floating Rate Income Strategies Fund II, Inc.


Date: October 19, 2006